WBI BullBear Trend Switch US Total Return ETF

Schedule of Investments

March 31, 2021 (Unaudited)

Shares	Security Description	Value
	EXCHANGE TRADED FUNDS - 99.3%
105,167	iShares Broad USD High Yield Corporate Bond ETF	$4,331,828
62,861	VanEck Vectors Fallen Angel High Yield Bond ETF	2,007,152
86,213	Xtrackers USD High Yield Corporate Bond ETF +	4,309,788

	TOTAL EXCHANGE TRADED FUNDS (Cost $10,199,968)	10,648,768

Shares/Amount	Security Description	Value
	SHORT TERM INVESTMENTS - 0.7%
75,902	U.S. Bank Money Market Deposit Account, 0.00% (c)	75,902

	TOTAL SHORT TERM INVESTMENTS (Cost $75,902)	75,902

	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 33.7%
3,611,463	Mount Vernon Liquid Assets Portfolio, LLC, 0.12% (a)(b)	3,611,463

	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,611,463)	3,611,463

	TOTAL INVESTMENTS - 133.7% (Cost $13,887,333)	14,336,133
	Liabilities in Excess of Other Assets - (33.7)%	(3,615,444)

	NET ASSETS - 100.0%	$10,720,689

+	All or portion of this security is on loan as of March 31, 2021. Total value of securities on loan is $3,539,942.
(a)	The rate quoted is the annualized seven-day yield as of March 31, 2021.
(b)	Privately offered liquidity fund.
(c)	Rounded to 0.00.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these schedules of investments.